ASSIGNMENT NO. 13 TO TRUST


ASSIGNMENT NO. 13 (this "Assignment"), dated as of February 29, 2000, by and between PEOPLE'S BANK, a Connecticut stock savings bank (the "Seller"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as trustee (the"Trustee"), pursuant to the Pooling and Servicing Agreement (referred to below).

W I T N E S S E T H

WHEREAS, the Seller and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, amending and restating in its entirety the Pooling and Servicing Agreement, dated as of June 1, 1993, as amended by an Amendment thereto, dated as of September 24, 1997 (hereinafter as such amended and restated agreement may have been, or may from time to time be, amended, restated, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

WHEREAS, pursuant to Assignment No. 1 to Trust dated as of October 4, 1994 by and between Seller and Trustee ("Assignment No. 1"), Seller conveyed the Receivables of certain Additional Accounts identified by the code "0509" to the Trust as part of the corpus of Trust (with each of the capitalized terms appearing in this or the following paragraphs having the meaning respectively assigned thereto in Section 1 hereof);

WHEREAS, pursuant to Assignment No. 2 to Trust dated as of July 14, 1995 by and between Seller and Trustee ("Assignment No. 2"), Seller conveyed Receivables of certain Additional Accounts identified by the code "1815" to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 3 to Trust dated as of May 1, 1996 by and between Seller and Trustee ("Assignment No. 3"), Seller conveyed Receivables of certain Additional Accounts identified by the codes "0507," "0508," "2151," and "2152" to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 4 to Trust dated as of October 1, 1996 by and between Seller and Trustee ("Assignment No. 4"), Seller conveyed Receivables of certain Additional Accounts identified by the code "3181" to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 5 to Trust dated as of May 1, 1997 by and between Seller and Trustee ("Assignment No. 5"), Seller conveyed Receivables of certain Additional Accounts identified by the code "3180" (excluding roll-up agent banks identified by the codes 1997 and 2997) to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 6 to Trust dated as of August 1, 1997 by and between Seller and Trustee ("Assignment No. 6"), Seller conveyed Receivables of certain Additional Accounts identified by the code "3180" and consisting only of roll-up agent banks identified by the codes 1997 and 2997, which were excluded from the Receivables of certain Additional Accounts conveyed to the Trust pursuant to Assignment No. 5, to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 7 to Trust dated as of November 1, 1997 by and between Seller and Trustee ("Assignment No. 7"), Seller conveyed Receivables of certain Additional Accounts identified by the codes and consisting of the agent banks described below:

code "0407-8999" (excluding agent banks identified by the codes 8012 and 8112); code "0509-8999" (excluding agent banks identified by the codes 8012 and 8112); code "1815-8999" (excluding agent banks identified by the codes 8012 and 8112); code "0507-8999" (excluding agent banks identified by the codes 8012 and 8112); code "0508-8999" (excluding agent banks identified by the codes 8012 and 8112); code "2151-8999" (excluding agent banks identified by the codes 8012 and 8112); code "2152-8999" (excluding agent banks identified by the codes 8012 and 8112); code "3181-8999" (excluding agent banks identified by the codes 8012 and 8112); code "3180-8999" (excluding agent banks identified by the codes 8012 and 8112); code "4209-8999" (excluding agent banks identified by the codes 8012 and 8112); code "2150-8999" (excluding agent banks identified by the codes 8012 and 8112);

to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 8 to Trust dated as of February 2, 1998 by and between Seller and Trustee ("Assignment No. 8"), Seller conveyed Receivables of certain Additional Accounts identified by the code "4207" (excluding roll-up agent bank identified by the code 8999) to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Reassignment No. 1 of Removed Accounts dated as of March 2, 1998 by and between Seller and Trustee, Seller removed Receivables of certain Accounts and caused Trustee to reconvey the Receivables of such Accounts from the Trust to Seller;

WHEREAS, pursuant to Reassignment No. 2 of Removed Accounts dated as of May 28, 1998 by and between Seller and Trustee, Seller removed Receivables of certain Accounts and caused Trustee to reconvey the Receivables of such Accounts from the Trust to Seller;

WHEREAS, pursuant to Assignment No. 9 to Trust dated as of June 30, 1998 by and between Seller and Trustee ("Assignment No. 9"), Seller conveyed Receivables of certain Additional Accounts identified by the codes and consisting of the agent banks described below:

code "0519" (excluding the roll-up agent bank identified by the code 8999); code "0561" (excluding the roll-up agent bank identified by the code 8999); code "3425" (excluding the roll-up agent bank identified by the code 8999); code "3428" (excluding the roll-up agent bank identified by the code 8999); code "3429" (excluding the roll-up agent bank identified by the code 8999); code "4125" (excluding the roll-up agent bank identified by the code 8999); code "4126" (excluding the roll-up agent bank identified by the code 8999); code "4127" (excluding the roll-up agent bank identified by the code 8999); code "3427" (excluding the roll-up agent bank identified by the code 8999);

to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 10 to Trust dated as of February 1, 1999 by and between Seller and Trustee ("Assignment No. 10"), Seller conveyed Receivables of certain Additional Accounts identified by the code "3427" (excluding the roll-up agent bank identified by the code 8999), to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No. 11 to Trust dated as of June 30, 1999 by and between Seller and Trustee ("Assignment No. 11"), Seller conveyed Receivables of certain Additional Accounts identified by the code "3426" (excluding the roll-up agent bank identified by the code 8999), to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to Assignment No.12 to Trust dated as of August 12, 1999 by and between Seller and Trustee ("Assignment No. 12"), Seller conveyed Receivables of certain Additional Accounts identified by the codes and consisting of the agent banks described below:

code "0507" and consisting only of roll-up agent banks identified by the codes 1999 and 2999;
code "0508" and consisting only of the roll-up agent bank identified by the code 1999;
code "3425" and consisting only of roll-up agent banks identified by the codes 1999 and 2999;
code "3426" and consisting only of roll-up agent banks identified by the codes 1999 and 2999; and
code "4127" and consisting only of roll-up agent banks identified by the codes 1999 and 2999;

to the Trust as part of the corpus of the Trust;

WHEREAS, pursuant to the Pooling and Servicing Agreement, Seller again wishes to designate certain Additional Accounts of the Seller, identified by the codes and consisting of the agent banks described below:

code "0507" and consisting only of the roll-up agent bank identified by the code 4999;
code "3425" and consisting only of the roll-up agent bank identified by the code 4999; and code "4127" and consisting only of the roll-up agent bank identified by the code 4999;

which were excluded from the Receivables of certain Additional Accounts conveyed to the Trust pursuant to previous Assignments to the Trust, to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereinafter created, to the Trust as part of the corpus of the Trust; and


WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Trustee hereby agree as follows:

1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

"Addition Date" shall mean, with respect to the Additional Accounts designated hereby, as of the close of business on February 29, 2000.

"Addition Notice Date" shall mean, with respect to the Additional Accounts designated hereby, February 1, 2000.

2. Designation of Additional Accounts. The Seller shall deliver to the Trustee, on behalf of the Trust, not later than five Business Days (or as soon as is reasonably practicable) after the Addition Date, a computer file or microfiche list containing a true and complete list of each VISA and MasterCard account which as of the Addition Date shall be deemed to be an Additional Account and included as an Account under the Pooling and Servicing Agreement, such accounts being identified by account number as of the close of business on the Addition Date by including in such computer file or microfiche list the codes described below:

code "0507" and consisting only of the roll-up agent bank identified by the code 4999;
code "3425" and consisting only of the roll-up agent bank identified by the code 4999; and code "4127" and consisting only of the roll-up agent bank identified by the code 4999;

which were excluded from the Receivables of certain Additional Accounts conveyed to the Trust pursuant to previous Assignments to the Trust.

Such list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment and the Pooling and Servicing Agreement.

3. Conveyance of Receivables.

(a) The Seller does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, without recourse, as of the close of business on and after the Addition Date, all right, title and interest of the Seller in and to (i) the Receivables now existing and hereafter created in the Additional Accounts designated hereby, (ii) all monies and investments due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries relating to such Receivables and (v) Interchange related to such Receivables and allocated to the Trust pursuant to Section 2.5(k) of the Pooling and Servicing Agreement and all proceeds thereof.

(b) In connection with such transfer, assignment, set-over and conveyance the Seller agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts, as defined in Section 9-106 of the UCC as in effect in the State of New York, meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

(c) In connection with such transfer, the Seller further agrees, at its own expense, on or prior to the Addition Date to indicate in its computer files, by including in such computer file or microfiche list the codes described in
Section 2 above with respect to the addition of Accounts, in sequence in the dependent number field, that the Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest previously held by the Seller in and to (i) the Receivables now existing and hereafter created in the Additional Accounts designated hereby, (ii) all monies and investments due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries relating to such Receivables and (v) Interchange relating to such Receivables and allocated to the Trust pursuant to Section 2.5(k) of the Pooling and Servicing Agreement and all proceeds thereof, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Pooling and Servicing Agreement, for the benefit of all Certificateholders.

5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trustee and the Trust as of the Addition Date:

(a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of Connecticut stock savings banks, (B) by general principles of equity (whether considered in a suit at law or in equity), (C) with respect to provisions indemnifying a party against liability where such indemnification is contrary to public policy, (D) by the effect of judicial decisions which have held that certain covenants and provisions of agreements are unenforceable where (y) the breach of such covenants or provisions imposes restrictions or burdens where it cannot be demonstrated that such breach is a material breach of a material covenant or provision, or (z) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing, and (E) with respect to provisions herein to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement modifying such provisions has been entered into.

(b) Eligibility of Accounts. Each Additional Account designated hereby is, as of the end of the day immediately preceding the Addition Date, an Eligible Additional Account.

(c) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders (without regard to any Enhancement) were utilized in selecting the Additional Accounts designated hereby from the available Eligible Additional Accounts owned by the Seller.

(d) Insolvency. As of the Addition Date, the Seller is not insolvent and, after giving effect to the conveyance set forth in Section 3 above, will not be insolvent.

(e) Security Interest. This Assignment constitutes either (i) a valid transfer and assignment to the Trustee, on behalf of the Trust, of all right, title and interest of the Seller in and to (A) the Receivables now existing and hereafter created in the Additional Accounts designated hereby, (B) all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), (C) all proceeds (as defined in the UCC as in effect in the State of New York) of such Receivables, (D) Recoveries relating to such Receivables, and (E) Interchange allocated to the Trust pursuant to
Section 2.5(k) of the Pooling and Servicing Agreement and all proceeds thereof, and such Receivables, monies, proceeds, and Recoveries and Interchange allocated to the Trust pursuant to Sections 2.5(k) and 2.5(l) of the Pooling and Servicing Agreement will be held by the Trust free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, except for (x) Liens permitted under Section 2.5(b) of the Pooling and Servicing Agreement and subject to Section 9-306 of the UCC as in effect in the States of Connecticut or New York, whichever is applicable, (y) the interest of People's Structured Finance Corp., a wholly-owned Connecticut subsidiary of the Seller ("Finance Corp.") and its assignees as permitted under the Pooling and Servicing Agreement as Holder of the Exchangeable Seller Certificate and (z) the right of the Seller or Finance Corp. and their respective assignees as permitted under the Pooling and Servicing Agreement to receive interest accruing on, and investment earnings in respect of, the Collection Account, or any Series Account as provided in the Pooling and Servicing Agreement and any related Supplement; or (ii) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to the existing Receivables of the Additional Accounts designated hereby, the proceeds (as defined in the UCC as in effect in the State of New York) thereof, and Recoveries and Interchange allocated to the Trust with respect to such Receivables pursuant to Sections 2.5(k) and 2.5(1) of the Pooling and Servicing Agreement upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the proceeds (as defined in the UCC as in effect in the State of New York) thereof, and Recoveries and Interchange allocated to the Trust with respect to such Receivables pursuant to Sections 2.5(k) and 2.5(1) of the Pooling and Servicing Agreement, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 3 above with respect to the Additional Accounts designated hereby and, in the case of Receivables hereafter created in such Additional Accounts, the proceeds (as defined in the UCC as in effect in the State of New York) thereof, and Recoveries and Interchange allocated to the Trust with respect to such Receivables pursuant to Sections 2.5(k) and 2.5(1) of the Pooling and Servicing Agreement, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under Section 2.5(b) of the Pooling and Servicing Agreement and subject to Section 9-306 of the UCC as in effect in the States of Connecticut or New York, whichever is applicable.

6. Conditions Precedent. The acceptance of the Trustee set forth in Section 4 above and the amendment of the Pooling and Servicing Agreement set forth in
Section 7 below are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

(a) Officer's Certificate. The Seller shall have delivered to the Trustee a certificate of a Vice President or more senior officer, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Seller in Section 5 above is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

(b) Opinion of Counsel. The Seller shall have delivered to the Trustee an Opinion of Counsel with respect to the Receivables in the Additional Accounts designated hereby substantially in the form attached hereto.

(c) Additional Information. The Seller shall have delivered to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) above.

(d) Notice of Addition of Accounts. The Seller shall have provided the Trustee, the Rating Agency, the Servicer and each Enhancement Provider (as defined in, and if so provided in, each Supplement in connection with the related Series) with the notice specified in Section 2.6(g)(i) of the Pooling and Servicing Agreement, at the time specified therein, or shall have received satisfactory acknowledgment or waivers thereof (which, in the case of a Rating Agency, may take the form of a ratings confirmation letter, satisfying the applicable conditions specified in clause (e) below).

(e) Rating Agency Confirmation. The Seller shall have delivered to the Trustee and (to the extent so provided in the applicable Supplement) each Enhancement Provider, Standard and Poor's, Moody's and Fitch IBCA, Inc., confirmation in writing that the inclusion of the accounts designated hereby as Additional Accounts pursuant to this Assignment will not result in the reduction or withdrawal of such Rating Agency's then existing rating on any Series of Investor Certificates then issued and outstanding.

7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms, and except as expressly provided herein, the execution, delivery and performance of this Agreement shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Pooling and Servicing Agreement.

8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties to separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

PEOPLE'S BANK


By:      /s/ Michael J. Ciborowski
         Name:  Michael J. Ciborowski
         Title: Vice President

BANKERS TRUST COMPANY, not in its  individual capacity, but solely as Trustee


By:    /s/ Peter Becker
       Name:  Peter Becker
       Title: Assistant Vice President